SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

CardioVascular BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250 Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

CardioVascular BioTherapeutics, Inc. (the “Company”) announced in a Press Release on May 21, 2007 and on a Form 8-K dated May 24, 2007 accepting an offer from a private investor Firminvest, AG (the “Investor”) to engage in a private placement (the “Private Placement”) for 15,000,000 shares of the Company’s common stock (the “Securities”) at $1.00 per share for a total of $15,000,000.00. The Parties have extended the term of the agreement. A copy of the Amendment to Commitment Letter dated August 17, 2007 is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.1	Firminvest, AG private placement offer letter dated May 20, 2007 (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on May 24, 2007)

10.2	Amendment to Firminvest, AG Commitment Letter dated August 17, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: August 17, 2007	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

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EXHIBIT INDEX

10.1	Firminvest, AG private placement offer letter dated May 20, 2007 (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on May 24, 2007)

10.2	Amendment to Firminvest, AG Commitment Letter dated August 17, 2007

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